    As filed with the Securities and Exchange Commission on November 9, 2001


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                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     Information required in Proxy Statement

                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                              CENTURION FUNDS, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
       ------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:


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


                                                                Important Notice
--------------------------------------------------------------------------------

                                                                November 6, 2001


                              Centurion Funds, Inc.
                           Centurion U.S. Contra Fund
         2425 East Camelback Road, Suite 530 Phoenix, Arizona 85016-4200


                                IMPORTANT NOTICE:
                         ANNUAL MEETING OF SHAREHOLDERS
                           THURSDAY, DECEMBER 6, 2001


Dear Shareholder:

We recently mailed you some very important information regarding the Annual Meeting of Shareholders of Centurion U.S. Contra Fund to be held on Thursday, December 6, 2001. Our records indicate that as of October 26, 2001 (the "Record Date" for the meeting), you held shares of the Fund. Please take the time to cast your vote in order to allow us to obtain a sufficient number of votes to hold the meeting. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions on or before 12:00 p.m. (Eastern Time) on Thursday, December 6, 2001.


For your convenience, we have established four easy methods by which to register your vote:

     1. By Phone:        For automated phone voting, call 1-800-597-7836,
        ---------        available 24 hours a day. Enter the 14-digit control
                         number printed on your proxy card.

     2. By Internet:     Access https://vote.proxy-direct.com and enter the 14 -
        ------------     digit control number printed on your proxy card.

     3. By Mail:         Simply return your executed proxy card in the postage
        --------         paid envelope enclosed with your prospectus/proxy
                         statement.

     4. By Fax:          Kindly vote, sign and date your proxy card and fax toll
        -------          free to 1-888-796-9932

                               PLEASE VOTE TODAY!

As the date of the Annual Meeting draws nearer, and we still have not received your proxy, you may receive a call asking you to exercise your right to vote.

Thank you in advance for your participation.